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Exhibit 24

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2007 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2008

/s/ R. Randall Rollins R. Randall Rollins, Director

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2007 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2008

/s/ Henry B. Tippie Henry B. Tippie, Director

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2007 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2008

/s/ Wilton Looney Wilton Looney, Director

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2007 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2008

/s/ James B. Williams James B. Williams, Director

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2007 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2008

/s/ Bill J. Dismuke Bill J. Dismuke, Director

POWER OF ATTORNEY

        Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2007 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 27th day of February 2008

/s/ Thomas J. Lawley Thomas J. Lawley, Director

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  Exhibit 24
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY